UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 17, 2012

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On May 21, 2012, the Board of Directors of Knight Transportation, Inc., an Arizona corporation (the "Company"), issued a press release announcing the election of a new director to its Board of Directors.  On May 17, 2012, Mr. Richard C. Kraemer was elected by a unanimous vote by the Company's other directors to fill a vacancy on the Company's Board of Directors.  Mr. Kraemer will serve as a Class I Director and will be a member of the Company's Audit Committee and Nominating and Corporate Governance Committee.  As a non-employee director, Mr. Kraemer will receive compensation for his services as a member of the Company's Board of Directors that is consistent with compensation received by the other non-employee members of the Company's Board of Directors.  The current terms of these arrangements are set forth in our proxy statement for our 2012 annual meeting of shareholders under the heading "Director Compensation," except that certain increases became effective May 17, 2012.  The changes that affect Mr. Kraemer's compensation include the increase of annual compensation for non-employee directors to $50,000 and an annual fee of $2,500 for each committee on which the non-employee director serves. A copy of the press release is attached to this report as Exhibit 99.

Appointment of Certain Officers

On May 21, 2012, the Board of Directors of the Company issued a press release announcing changes to its senior management team. The changes were approved by the Board of Directors and effective on May 17, 2012. A copy of the press release is attached to this report as Exhibit 99.

Mr. Adam Miller has been appointed Chief Financial Officer of the Company.  Mr. Miller, 31, joined the Company in September 2002. Prior to his appointment as Chief Financial Officer, he served as the Senior Vice President of Accounting and Finance, Secretary, and Treasurer of the Company and financial officer for the Company's Northeast region since February 2011.  Prior to such appointment, Mr. Miller served as Controller of Knight Refrigerated since January 2006. Prior to his appointment as Controller of Knight Refrigerated, Mr. Miller served in several other accounting and finance positions at the Company since 2002.  Mr. Miller replaces Mr. David Jackson who previously served as the Chief Financial Officer of the Company since January 2004.  Mr. Jackson was appointed President in February 2011 and will continue in that position, concentrating his efforts on the Company’s growth initiatives.

Compensatory Arrangements of Certain Officers

On May 17, 2012, the Compensation Committee of the Board of Directors increased Mr. Miller's annual base salary to $150,000.

Item 5.07        Submission of Matters to a Vote of Security Holders.

On May 17, 2012, the Company held its Annual Meeting of Shareholders. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal No. 1 :	The Company's shareholders elected three individuals to the Company's Board of Directors as Class II Directors to serve a term of three years.

	For	Withheld	Broker Non-Votes
Gary J. Knight	68,296,994	3,498,269	5,306,825
G.D. Madden	68,735,987	3,059,276	5,306,825
Kathryn L. Munro	69,781,945	2,013,318	5,306,825

Proposal No. 2 :	The Company's shareholders approved the Knight Transportation, Inc. 2012 Equity Compensation Plan.

For	Against	Abstentions	Broker Non-Votes
66,430,540	4,525,579	839,144	5,306,825

Proposal No. 3 :	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
70,022,858	934,013	838,392	5,306,825

Proposal No. 4 :	The Company's shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2012.

For	Against	Abstentions	Broker Non-Votes
76,974,195	8,300	119,593	-

Item 8.01        Other Events.

On May 21, 2012, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.06 per share of common stock.  The dividend is payable to the Company's shareholders of record as of June 1, 2012, and is expected to be paid on June 29, 2012.  A copy of the press release is attached to this report as Exhibit 99.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Knight Transportation, Inc. press release dated May 21, 2012, announcing the quarterly cash dividend and additional members of its senior management team and board of directors

The information contained in Items 8.01 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. There can be no assurance that future dividends will be declared or that shares authorized for repurchase will be purchased.  The declaration of future dividends is subject to approval of the Board of Directors each quarter after its review of the Company's financial performance and cash needs.  Declaration of future dividends is also subject to various risks and uncertainties, including: the Company's cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; and the deterioration in the Company's financial condition or results.  The repurchase of shares is subject to various risks and uncertainties, including: market conditions and the Company's financial condition.  Please refer to the last paragraph of the press release and various disclosures by the Company in its press releases, shareholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: May 22, 2012	By:	/s/ David A. Jackson
David A. Jackson
President

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Knight Transportation, Inc. press release dated May 21, 2012, announcing quarterly cash dividend and additional members of its senior management team and board of directors